UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  September 22, 2026

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419
700 Universe Boulevard
Juno Beach, Florida 33408
(561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	NEE	New York Stock Exchange
7.299% Corporate Units	NEE.PRS	New York Stock Exchange
7.234% Corporate Units	NEE.PRT	New York Stock Exchange
7.375% Corporate Units	NEE.PRV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On September 22, 2026, the Circuit Court of the 15th Judicial Circuit in and for Palm Beach County, Florida (the “Court”) entered an order (the “Order”) setting a hearing (the “Settlement Hearing”) in a shareholder derivative action pending before the Court titled, Davidson, et al. v. Silagy, et al., Case No. 50-2023-CA-012434-XXXX-MB, for December 14, 2026 at 3:00 p.m. to determine, among other things, whether to approve (i) the terms of a proposed derivative settlement that would resolve the Davidson action and certain related derivative actions and shareholder demands as fair, reasonable, and adequate and (ii) an agreed-upon award of attorneys’ fees and expenses to counsel for the shareholders (including any service awards to be paid solely from the agreed-upon fee and expense amount). The Court’s Order also directed that notice be given to NextEra Energy Inc.’s shareholders concerning the proposed settlement and their right to be heard in connection with the Settlement Hearing.

Pursuant to the Order, additional information concerning the proposed settlement, the Settlement Hearing and the requirements for objections to the proposed settlement can be found in the (a) Notice of Pendency and Proposed Settlement of Derivative Actions and (b) Revised Stipulation and Agreement of Settlement and its exhibits, filed herewith as Exhibits 99.1 and 99.2, respectively.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description
99.1	Notice of Pendency and Proposed Settlement of Derivative Actions
99.2	Revised Stipulation and Agreement of Settlement dated July 29, 2026
101	Interactive data files for this Form 8-K formatted in Inline XBRL
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 6, 2026

NEXTERA ENERGY, INC.
(Registrant)

CHARLES E. SIEVING
Charles E. Sieving
Executive Vice President, Chief Legal, Environmental and Federal Regulatory Affairs Officer